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                                                                     EXHIBIT 99

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





In connection with the Annual Report on Form 11-K of PLATO Learning, Inc. (the "Company") for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of John Murray, the President and Chief Executive Officer of the Company, and Gregory J. Melsen, the Vice President Finance and Chief Financial Officer of the Company, hereby certifies, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Plan.


Date: June 30, 2003                                  /s/ John Murray
                                                     ---------------
                                                     President and
                                                     Chief Executive Officer


                                                     /s/ Gregory J. Melsen
                                                     -----------------------
                                                     Vice President Finance and
                                                     Chief Financial Officer